UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2014

EMBARR DOWNS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-55044	46-3403755
(Commission File No.)	(IRS Employer Identification No.)

205 Ave Del Mar #984
San Clemente, CA 92674
(Address of principal executive offices) (zip code)

(949) 461-1471
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events.

(1)	The Company’s CEO will be meeting with distributors this weekend regarding the distribution of the Company’s Hemp Fish Water.
(2)	The Company has started the bottling of its initial Hemp Fish Water produced from the fish’s wastewater.
(3)	The Company expects to finalize the set-up of its initial fish pod in the next 60-75 days. The Company currently is operating a test pod.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Embarr Downs, Inc

Dated: April 11, 2014	By:	/s/ Joseph Wade
	Name:	Joseph Wade
	Title:	CEO